Prospectus supplement dated August 6, 2014
to the following prospectus(es):
Soloist prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Aberdeen U.S. Equity Fund	Investment Advisor: Aberdeen Asset Management, Inc.
Aberdeen Global Fixed Income Fund	Sub-advisor: Aberdeen Asset Managers Limited
Nationwide Fund	Sub-advisor: HighMark Capital Management, Inc.
Virtus Balanced Fund	Sub-advisor: Euclid Advisors LLC & Newfleet Asset Management, LLC
PRO-2503-28